Exhibit 10.1

FOURTH AMENDMENT TO LEASE

Reference is made to a certain Lease dated January 7, 2000, by and between Thomas J. Teuten and John H. Spurr, Jr., Trustees of 1050 Hingham Street Realty Trust, (“Landlord”) and BioSphere Medical, Inc.  (“Tenant”), and as amended, for Leased Premises located at 1050 Hingham Street, Rockland, Massachusetts (the “Lease”).

Now therefore, in consideration of these presents and other good and valuable consideration, Landlord and Tenant agree that the Lease is hereby amended as follows:

1.             Effective on the Fourth Amendment Commencement Date, the Lease Term set forth in the Reference Data Section is extended through February 28, 2010.

2.             After the Fourth Amendment Commencement Date, the Base Rent shall remain the same as previously set forth in the Reference Data Section.

3.             The Tenant shall be responsible for the cost of electricity consumed through lights and outlets, which shall be sub-metered and billed to Tenant as per current practice.

4.             After the Fourth Amendment Commencement Date, Base Operating Costs and Base Taxes shall remain the same as previously set forth in the Amended Reference Data Section.

5.             After the Fourth Amendment Commencement Date, Tenant’s Proportionate Share shall remain the same as previously set for the in the Amended Reference Data Section.

6.             Tenant acknowledges that Landlord has met its obligation with respect to Landlord’s Third Amendment Construction and that Landlord has no further obligation therefor.

7.             Landlord and Tenant agree that the Leased Premises shall be delivered in “as is” condition.

8.             Lease Security:  Tenant shall extend the Letter of Credit in the amount of $58,000 in favor of Landlord through the end of the Lease Term as extended herein.

9.             Broker:  Landlord and Tenant warrant that no real estate brokers other than A. W. Perry Management Corp. are involved in this Lease Extension and Tenant hereby indemnifies Landlord for any claims for commissions other than to the broker named above.

10.           The capitalized terms contained herein shall have the same meaning as those terms contained in the Lease, First Amendment to Lease, Second Amendment to Lease and Third Amendment to Lease.

11.           Except as herein expressly set forth, the Lease shall remain unchanged and is hereby ratified and remains in full force and effect.

Executed under seal this 5th day of January, 2009.

LANDLORD:
1050 Hingham Street Realty Trust

By:	/s/ illegible
Trustee and not individually

TENANT:
BioSphere Medical, Inc.

By:	/s/ Martin J. Joyce
duly authorized

AMENDED REFERENCE DATA

REFLECTING FOURTH AMENDMENT

As used in this Lease, the following terms shall have the respective meanings set forth below except when and to the extent reference is made to particular Sections of the Lease:

Date of Lease:	January 7, 2000

Date of Amendments:	First Amendment	June 27, 2000
	Second Amendment	January 21, 2005
	Third Amendment	February 24, 2006
	Fourth Amendment	January 5, 2009

Landlord:	John H. Spurr, Jr. and William G. Constable, Trustees of 1050 Hingham Street Realty Trust.

Landlord’s Address:	20 Winthrop Square, Boston, Massachusetts 02110-1229.

Tenant:	BioSphere Medical, Inc., a Delaware Corporation.

Tenant’s Address:	1050 Hingham Street
Rockland, Massachusetts 02370

Property:	Landlord’s land and improvements thereon known as 1050 Hingham Street, Rockland, Massachusetts 02370.

Building:	The three-story building located on the Property.

Leased Premises:	The entire first floor (excluding the common entrance lobby) of the Building as shown on Exhibit A-1.

Rentable Square Footage
of the Leased Premises:	Prior to First Amendment 7,797 square feet.
Prior to Second Amendment 12,995 square feet.
Prior to Third Amendment 7,797 square feet.
Prior to the Fourth Amendment 12,995 square feet.
After Fourth Amendment 12,995 square feet.

Total Rentable Square
Footage of the Building:	39,771 square feet.

Use of Leased Premises:

Administrative offices for a medical device company and ancillary uses related thereto including research and development and light manufacturing to the extent described in Exhibit D attached hereto and incorporated herein, provided that such research and development involve no hazardous materials, solid waste, noise or fumes beyond the Leased Premises or any impact on the Building, its operations or the operations of other tenants in the Building.

Lease Term:

Nine (9) years, eleven (11) months (original term – five (5) years, extension per Second Amendment – two (2) years of which only eleven months were completed prior to the Third Amendment, extension per Third Amendment – three (3) years ending February 28, 2009 - extension per Fourth Amendment – one (1) year ending February 28, 2010)

Specified Commencement
Date:	March 15, 2000

Commencement Date:	The Specified Commencement Date or such other date as is determined in accordance with the terms of Section 3.

Second Amendment
Commencement Date:	April 1, 2005

Third Amendment
Commencement Date:	March 1, 2006

Fourth Amendment
Commencement Date:	March 1, 2009

Base Rent:

	Annual	Monthly
Periods	Base Rent	Installment
March 15, 2000 to July 14, 2000	$155,940.00	$12,995.00
July 15, 2000 to March 14, 2003	$270,296.00	$22,524.67
March 15, 2003 to March 31, 2005	$276,143.75	$23,011.98
April 1, 2005 to February 28, 2006	$155,940.00	$12,995.00
March 1, 2006 to February 28, 2010	$233,910.00	$19,492.50

Lease Security:	An irrevocable letter of credit (the “Letter of Credit”) or cash Security

Deposit of $140,000 at the Commencement Date and $234,000 after the execution of the First Amendment, to be reduced as scheduled below, subject to Section 4.

Period	Amount
3/15/00 – First Amendment Execution	$140,000
First Amendment Execution – 3/14/01	$234,000
3/15/01 – 3/14/02	$198,000
3/15/02 – 3/14/03	$157,800
3/15/03 – 3/14/04	$110,500
3/15/04 – 2/28/10	$58,000

Base Operating Costs:	Prior to Second Amendment: Operating Costs for the calendar year 2000, grossed up to reflect 100% occupancy for a full calendar year.

Prior to Third Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year.

Prior to Fourth Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year ($324,954.44). This base year amount is net of the annual amount paid towards such costs by the basement tenant and Operating Costs for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

After Fourth Amendment: Operating Costs for the calendar year 2004, grossed up to reflect 100% occupancy for a full calendar year ($324,954.44). This base year amount is net of the annual amount paid towards such costs by the basement tenant and Operating Costs for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Base Taxes:	Prior to Second Amendment: Taxes for the fiscal year ended June 30, 1999.

Prior to Third Amendment: Taxes for the fiscal year ended June 30, 2005.

Prior to Fourth Amendment: Taxes for the fiscal year ended June 30, 2005 ($47,493.11). This base year amount is net of the annual amount paid toward such costs by the basement tenant and Taxes for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

After Fourth Amendment: Taxes for the fiscal year ended June 30, 2005 ($47,493.11). This base year amount is net of the annual amount paid toward such costs by the basement tenant and Taxes for all subsequent years shall be adjusted to reflect the amount borne by the basement tenant in those years.

Electricity:	Prior to First Amendment $6,627.45 per year or $552.29 per month. After First Amendment $11, 825.00 per year or $985.42 per month.

After Second, Third and Fourth Amendments Tenant shall be responsible for the cost of electricity consumed through lights and outlets, which shall be sub-metered and billed to Tenant as per current practice.

Tenant’s Proportionate
Share:	Prior to First Amendment 19.605%.
Prior to Second Amendment 32.675%.
Prior to Third Amendment 19.605%
Prior to Fourth Amendment 32.675%
After Fourth Amendment Commencement Date 32.675%

Insurance:	$1,000,000/$3,000,000 per occurrence public liability;
$1,000,000 per occurrence property damage.
Personal Property insurance for all risks to full insurable value of personalty in the Leased Premises.

Condition of Leased
Premises:	Per Paragraph 7 of Fourth Amendment to Lease